• • • • • • • • • • • • • • • • • • • • • • • • • •

• • • • • • • • • • • • •

• • •

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▪ ▪

• •

• • •

0 100 200 300 400 500 # o f Lo an s Credit Score 0 100 200 300 400 500 600 # o f Lo an s Coupon Rate (%) CA, 43% FL, 19% TX, 7% AZ, 4% GA, 4% Other1, 23%

FL, 20% CA, 35% TX, 6% GA, 4% Other2, 35%

FL, 24% CA, 24% TX, 11% GA, 7% Other1, 34%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage, Inc.

Fourth Quarter and Fiscal Year 2022 Earnings Supplement

Angel Oak
MORTGAGE REIT

Important Notices

References in this presentation to "we," "us," "our," "AOMR" and the "Company" refer to Angel Oak Mortgage, Inc., a Maryland corporation, its operating partnership and their respective subsidiaries; the term "Manager" refers to Falcons I, LLC, our external manager; the term "Angel Oak Capital" refers to Angel Oak Capital Advisors, LLC; the term "Angel Oak Mortgage Lending" refers collectively to Angel Oak Mortgage Solutions, Angel Oak Home Loans; the term "Angel Oak Mortgage Solutions" refers to Angel Oak Mortgage Solutions LLC; the term "Angel Oak Home Loans" refers to Angel Oak Home Loans LLC; the term "Angel Oak" refers collectively to Angel Oak Capital and its affiliates, including our Manager; and the term "AOMT" refers to Angel Oak Mortgage Trust, Angel Oak's securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "continue" or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain, financial results and performance. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire non-qualified residential mortgage ("non-QM") loans sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending, and other target assets;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and the real estate markets specifically;
- changes in our business strategies or target assets;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loan and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending platforms;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- our ability to profitably execute securitization transactions;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager, and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, such as those resulting from global climate change, pandemics, acts of war or terrorism, the initiation or escalation of military conflicts (such as the Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- the impact of the ongoing COVID-19 pandemic
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q4 2022 and FY 2022 Highlights & Financial Results

Highlights

In Q4, AOMR outlined the key goals of its strategic plan to reposition its portfolio:

- Reduce mark-to-market warehouse financing risk
- Improve and maintain liquidity
- Protect capital structure
- Grow earning power of portfolio

AOMR has advanced its strategic plan by taking the below key actions:

Actions	Description	Impact
Low-Coupon Loan Sale	Sold over $300MM Unpaid Principal Balance (UPB) of low-coupon residential whole loans	• Reduce warehouse financing risk • Improve and maintain liquidity • Protect capital structure
Non Mark-to-Market Financing	Converted $286MM (as of conversion date) of mark-to-market debt to non mark-to-market financing for all performing loans	• Reduce warehouse financing risk • Protect capital structure
AOMT 2023-1 Securitization (January 2023)	Securitized loans with a scheduled principal balance of $241.3MM, locking in a fixed cost of funding and term structural leverage while releasing capital	• Reduce warehouse financing risk • Release cash, fix funding costs • Protect capital structure
Begin Purchases of Newly-Originated Loans & Other Higher-Yielding Assets	Company plans to resume purchases newly-originated loans in 2023	• Grow earning power of portfolio

Q4 & FY22 Financial Results

Dividend	Declared Q4 dividend of $0.32/share	**Annual Distributable Earnings ROAE**[1]	FY22: 5.5%
FY22 GAAP Net Income	($7.65)/share	**GAAP Book Value**	$9.49/share
FY22 Distributable Earnings[1]	$0.78/share	**Economic Book Value**[1]	$13.11/share

KEY COMMENTARY

- As a result of Q4 loan sale and non mark-to-market financing conversion:
  - Reduced outstanding warehouse debt by nearly 30% vs Q3 2022
  - Decreased mark-to-market percentage of total warehouse debt by over 40%[2] vs Q3 2022
  - Released approximately $35 million of additional capital and liquidity
- GAAP Book Value per Share decline of (10.7%) versus Q3 2022; (7.1%) GAAP Book Value decline attributable to November loan sale and (3.0%) attributable to dividend
- Economic Book Value [1] (EBV) per Share increased 1.3% to $13.11/share versus Q3 2022 EBV of $12.94/share

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Mark-to-market percentage of total warehouse debt is calculated as the total unpaid balance of mark-to-market warehouse financing divided by the total unpaid balance of all warehouse financing.

FY22 Interest Income and Average Asset Balances

$000s	YE 2022 Interest Income / Expense	YE 2022 Average Balance	YE 2022 Implied Yield	YE 2021 Interest Income / Expense	YE 2021 Average Balance	YE 2021 Implied Yield
Interest Income						
Residential Loans	51,634	1,082,632	*4.8%*	25,705	544,440	*4.7%*
Residential Loans in Securitization Trust	48,022	1,004,632	*4.8%*	7,709	153,158	*5.0%*
Commercial Loans	1,137	15,392	*7.4%*	641	9,284	*6.9%*
RMBS & CMBS	14,391	392,924	*3.7%*	26,487	275,237	*9.6%*
Total Interest Income[1]	**115,184**			**60,542**		
Interest Expense						
Notes Payable	35,621	916,772	*3.9%*	8,682	350,919	*2.5%*
Non-Recourse Securitization Obligation	25,654	967,787	*2.7%*	2,457	141,133	*1.7%*
Repurchase Facilities	1,749	155,856	*1.1%*	337	209,502	*0.2%*
Total Interest Expense[2]	**63,024**			**11,476**		
Net Interest Margin	**52,160**			**49,066**		
Net Interest Margin as % of Interest Income	***45.3%***			***81.0%***		

[1] Reflects interest income/expense from Target Asset Balances, which includes Residential Loans, Residential Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS. Excludes non-Target Asset income such as U.S. Treasury Securities and Other Income

[2] Excludes Debt Issuance Costs

Q4 and FY22 Distributable Earnings

	Three Months Ended		Twelve Months Ended	
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(in thousands)		*(in thousands)*	
Net income (loss) allocable to common stockholder(s)	$ (8,801)	$ 3,053	$ (187,847)	$ 21,098
Adjustments:				
Net unrealized (gains) losses on derivatives	(11,484)	1,558	(13,054)	7,688
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	(11,896)	1,949	67,401	1,949
Net unrealized (gains) losses on residential loans	(29,973)	15,068	146,347	1,956
Net unrealized (gains) losses on commercial loans	85	(10)	844	(231)
Non-cash equity compensation expense	573	791	5,753	1,715
Distributable Earnings	$ (61,496)	$ 22,409	$ 19,444	$ 34,175

GAAP Net Income includes the impact of unrealized Gains/(Losses) due to mark-to-market valuations that do not impact Distributable Earnings

- When interest rates rise, the unrealized mark-to-market valuation of existing securities and loans will decline

Note: Please see Appendix for Company's definition of Distributable Earnings.

Target Asset Composition



Target Asset Composition[1]
($ millions)
1,271
723
529
1,684
622
320
723
2,244
486
667
1,062
2,704
491
1,078
1,104
3,214
923
983
1,279
3,220
1,069
1,063
1,069
2,869
1,055
1,027
771
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Commercial Loans & CMBS
Residential Loans
Residential Loans in Securitization Trust
RMBS

KEY COMMENTARY

- Balance Sheet contraction primarily reflects November low-coupon loan sale
- As existing Whole Loans are securitized, expect the Residential Loan portfolio to continue to shrink and the Residential Loans in Securitization Trust balance to expand

[1] Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS

Recourse Debt to Equity Trend


Notes Payable vs. Recourse Debt to Equity¹ Trend
($ millions)
1,200
1,000
800
600
400
200
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Notes Payable
Recourse Debt to Equity

KEY COMMENTARY

- Q4 2022 Recourse Debt to Equity at its lowest level since Q4 2021
- Subsequent to year end, an additional $190MM of warehouse financing was repaid as a result of AOMR participation in AOMT 2023-1 securitization

[1] Recourse debt excludes Non-Recourse Financing Obligations on Residential Loans in Securitization Trust

GAAP Book Value



$19.47
($2.67)
$16.80
($2.07)
$14.73
($4.10)
$10.63
($0.76)
($0.32)
($0.06)
$9.49
BV as of 12/31/2021
Q1 BV Decline
BV as of 3/31/2022
Q2 BV Decline
BV as of 6/30/2022
Q3 BV Decline
BV as of 9/30/2022
Loan Sale Impact
Dividend
Q4 BV Decline
BV as of 12/31/2022

KEY COMMENTARY

- GAAP Book Value of $9.49 including impact of $0.32 dividend paid in November, down (10.7%) from $10.63 at end of Q3
- Q4 loan sale impact on Book Value was ($0.76), driving the majority of the total Q4 Book Value decrease

Economic Book Value


$19.52
($1.91)
$17.61
($1.56)
$16.05
($3.11)
$12.94
($0.76)
($0.32)
$1.25
$13.11
EBV as of 12/31/2021
Q1 EBV Decline
EBV as of 3/31/2022
Q2 EBV Decline
EBV as of 6/30/2022
Q3 EBV Decline
EBV as of 9/30/2022
Loan Sale Impact
Dividend
Q4 EBV Growth
EBV as of 12/31/2022

Economic Book Value marks the amortized cost liability balances of our Non-Recourse Financing Obligation

AOMR 2023-1 Securitization

In January 2023, AOMR took part in its fifth post-IPO securitization for $580.5MM with a 5.25% Weighted Average Coupon

2023-1 Securitization Details as of Deal Date

Class	Total Balance	Balance Sold	Initial Coupon	Fair Market Value	Expected Yield
A1	$434,481,000	$434,481,000	4.75%	$422,474,726	
A2	$38,601,000	$38,601,000	4.75%	$37,035,104	
A3	$42,955,000	$42,955,000	4.75%	$40,478,666	
M1	$23,218,000		4.82%	$18,884,019	9.6%
B1	$8,998,000		4.82%	$6,947,489	10.9%
B2	$12,770,000		4.82%	$9,243,023	11.5%
B3	$19,446,126		4.82%	$12,748,233	12.5%
XS	$580,469,126		0.00%	$126,426	15.0%
A-IO-S	$580,469,126		0.00%	$4,917,328	13.0%
Total	**$580,469,126**	**$516,037,000**		**$552,855,014**	

Note: White portion denotes sold bonds, shaded portion denotes retained bonds

KEY COMMENTARY

- AOMR contributed $241MM of UPB to the deal and retained its pro-rata share of the bonds and proceeds
  - Retained bonds with fair value of $21.8MM as of deal date
  - Paid off $190.1MM of warehouse debt
  - Released $15.9MM of cash
- Weighted average coupon of loans underlying portfolio of **5.25%**
- Average credit score: **736**; Average Loan-to-Value (LTV): **71.1%**

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $771.0MM

Weighted Average Coupon: 4.80%

Weighted Average LTV at Origination: 70%

Weighted Average FICO Score at Loan Origination: 737

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 0.9%

Residential Loan Portfolio Credit Score Distribution



# of Loans
500
400
300
200
100
0
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Product



Non Owner Occupied, 2%
Investor Loans, 24%
Just Missed Prime, 37%
Loans Made to Bank Statement Borrowers, 37%

Residential Loan Geographic Diversification



Other[1], 23%
CA, 43%
FL, 19%
TX, 7%
AZ, 4%
GA, 4%

Residential Loan Portfolio Coupon Rate Distribution



# of Loans
600
500
400
300
200
100
0
<3
3-3.4999
3.5-3.999
4-4.499
4.5-4.999
5-5.499
5.5-5.999
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8.0+
Coupon Rate (%)

As of December 31, 2022.

1 No state in "Other" represents more than a 3% concentration of the residential mortgage loans in our portfolio that we owned directly as of December 31, 2022

Key Portfolio Statistics: Loans in Securitization Trust

$000s	AOMT 2021-4	AOMT 2021-7	AOMT 2022-1	AOMT 2022-4	Total / Weighted Average
UPB of loans	$ 191,565	$ 306,338	$ 475,451	$ 177,978	$ 1,151,332
Number of loans	432	782	1,054	396	2,664
Weighted Average Loan Coupon	5.02%	4.71%	4.42%	5.21%	4.72%
Average Loan Amount	$ 443	$ 392	$ 451	$ 449	$ 434
Weighted Average LTV at loan origination and deal date	70%	69%	68%	74%	69%
Weighted Average Credit Score at loan origination and deal date	741	746	749	725	743
Current 3 month CPR[1]	9.2%	8.7%	4.6%	5.4%	6.6%
90+ Delinquency (as a % of UPB)	0.1%	1.4%	0.5%	0.0%	0.6%

Loans in Securitization Trust Geographic Diversification



FL, 20%
CA, 35%
TX, 6%
GA, 4%
Other², 35%

As of December 31, 2022.

[1] CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year

[2] No state in other represents more than a 3% concentration in the underlying collateral

Key Portfolio Statistics: RMBS

RMBS PORTFOLIO:

Our RMBS Portfolio represents the legacy retained tranches of securitizations that AOMR took part in before becoming a public company in June 2021 as well as any RMBS purchased in the secondary market.

Total Fair Value: $1,055MM

Weighted Average Coupon: 6.5%

Weighted Average LTV: 72.1%

90 Day Delinquency (as a % of UPB): 7.06%

RMBS Portfolio LTV Trend



77.0%
76.0%
75.0%
74.0%
73.0%
72.0%
Sep 20 Dec 20 Mar 21 Jun 21 Sep 21 Dec 21 Mar 22 Jun 22 Sep 22 Dec 22

RMBS Portfolio 90+ Day Delinquency Trend [1]



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Sep 20 Dec 20 Mar 21 Jun 21 Sep 21 Dec 21 Mar 22 Jun 22 Sep 22 Dec 22

RMBS Portfolio Geographic Diversification



Other[1], 34%
FL, 24%
CA, 24%
TX, 11%
GA, 7%

As of December 31, 2022.

[1] As % of Original UPB ; [2] No state in "Other" represents more than a 4% concentration of the underlying collateral

Appendix

The AOMR Model

AOMR is committed to generating attractive risk-adjusted returns and long-term capital appreciation to seek to drive attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
RETAIN PORTIONS OF SECURITIZATION
REINVEST

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

Illustrative Securitization Structure


Senior Bonds
(AAA, AA, A rating)
~85 - 90% of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds and Junior Equity (credit sensitive) and IO bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: FY22 Income Statement (Unaudited)

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
	(in thousands, except for share and per share data)	
INTEREST INCOME, NET		
Interest income	$ 115,544	$ 60,555
Interest expense	63,024	11,476
NET INTEREST INCOME	52,520	49,079
REALIZED AND UNREALIZED (LOSSES) GAINS, NET		
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	(8,717)	(4,926)
Net unrealized (loss) gain on mortgage loans, debt at fair value option, and derivative contracts	(201,753)	(2,392)
TOTAL REALIZED AND UNREALIZED (LOSSES) GAINS, NET	(210,470)	(7,318)
EXPENSES		
Operating expenses	12,179	6,060
Operating expenses incurred with affiliate	3,096	2,828
Due diligence and transaction costs	1,376	2,551
Stock compensation	5,753	1,715
Securitization costs	3,137	-
Management fee incurred with affiliate	7,799	5,894
TOTAL OPERATING EXPENSES	33,340	19,048
INCOME BEFORE INCOME TAXES	(191,290)	22,713
Income tax expense (benefit)	(3,457)	1,600
NET (LOSS) INCOME	$ (187,833)	$ 21,113
Preferred dividends	(14)	(15)
NET (LOSS) INCOME ALLOCABLE TO COMMON STOCKHOLDERS	$ (187,847)	$ 21,098
Other comprehensive (loss) income	(24,127)	4,039
TOTAL COMPREHENSIVE (LOSS) INCOME	$ (211,974)	$ 25,137
Basic (loss) earnings per common share	$ (7.65)	$ 1.02
Diluted (loss) earnings per common share	$ (7.65)	$ 1.01

Appendix: Consolidated Balance Sheet (Unaudited)

	As of:	
	December 31, 2022	December 31, 2021
	(in thousands, except for share and per share data)	
ASSETS		
Residential mortgage loans - at fair value	$ 770,982	$ 1,061,912
Residential mortgage loans in securitization trusts - at fair value	1,027,442	667,365
Commercial mortgage loans - at fair value	9,458	18,664
RMBS - at fair value	1,055,338	485,634
CMBS - at fair value	6,111	10,756
U.S. Treasury securities - at fair value	-	249,999
Cash and cash equivalents	29,272	40,801
Restricted cash	10,589	11,508
Principal and interest receivable	17,497	25,984
Deferred Tax Asset	3,457	-
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	14,756	2,428
Other assets	1,310	2,878
Total assets	$ 2,946,212	$ 2,577,929

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of:	
	December 31, 2022	December 31, 2021
	(in thousands, except for share and per share data)	
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Notes payable	$ 639,870	$ 853,408
Non-recourse securitization obligations, collateralized by residential loans in securitization trusts	1,003,485	616,557
Securities sold under agreements to repurchase	52,544	609,251
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	-	728
Due to broker	1,006,022	-
Accrued expenses	1,288	442
Accrued expenses payable to affiliate	2,006	1,425
Interest payable	2,551	1,283
Income taxes payable	-	1,600
Management fee payable to affiliate	1,967	1,845
Total liabilities	$ 2,709,733	$ 2,086,539
STOCKHOLDERS' EQUITY		
Series A preferred stock, $.01 par value. As of December 31, 2022: no shares issued and outstanding. As of December 21, 2021: 12% cumulative, non-voting, 125 shares issued and outstanding	-	101
Common stock, $0.01 par value. As of September 30, 2022: 350,000,000 shares authorized, 24,925,357 shares issued and outstanding. As of December 31, 2021: 350,000,000 shares authorized, 25,227,328 shares issued and outstanding.	249	252
Additional paid-in capital	475,379	476,510
Accumulated other comprehensive (loss) income	(21,127)	3,000
Retained (deficit) earnings	(218,022)	11,527
Total stockholders' equity	$ 236,479	$ 491,390
Total liabilities and stockholders' equity	$ 2,946,212	$ 2,577,929

Appendix: FY22 GAAP Reconciliation of Distributable Earnings

	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
	(in thousands)	
Net income (loss) allocable to common stockholder(s)	$ (187,847)	$ 21,098
Adjustments:		
Net unrealized (gains) losses on derivatives	(13,054)	7,688
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	67,401	1,949
Net unrealized (gains) losses on residential loans	146,347	1,956
Net unrealized (gains) losses on commercial loans	844	(231)
Non-cash equity compensation expense	5,753	1,715
Distributable Earnings	$ 19,444	$ 34,175
Annualized Distributable Earnings Return on Average Equity		
Annualized Distributable Earnings	$ 19,444	$ 34,175
Average total common stockholders' equity	355,944	369,749
Distributable Earnings Return on Average Equity	5.46%	9.24%

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Distributable Earnings Return on Average Equity is a non-GAAP measure and is defined as annual or annualized Distributable Earnings divided by average total common stockholders' equity. We believe that the presentation of Distributable Earnings Return on Average Equity provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers, but has important limitations. Additionally, we believe Distributable Earnings Return on Average Equity provides investors with additional detail on the Distributable Earnings generated by our invested equity capital. We believe Distributable Earnings Return on Average Equity as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings Return on Average Equity should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings Return on Average Equity may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings Return on Average Equity may not be comparable to similar measures presented by other REITs.

Appendix: FY22 GAAP Reconciliation of Economic Book Value (Unaudited)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
GAAP total stockholders' equity	$ 236,479	$ 264,957	$ 367,284	$ 421,436	$ 491,390
Preferred stock	-	(101)	(101)	(101)	(101)
GAAP total common stockholders' equity for book value per share of common stock	236,479	264,856	367,183	421,335	491,289
Adjustments:					
Fair value adjustment for securitized debt held at amortized cost	90,348	57,596	32,863	20,443	1,079
Stockholders' equity including economic book value adjustments	$ 326,827	$ 322,452	$ 400,046	$ 441,778	$ 492,368
Number of common shares outstanding at period end	24,925,357	24,925,357	24,925,930	25,085,796	25,227,328
GAAP Book value per common share	$ 9.49	$ 10.63	$ 14.73	$ 16.80	$ 19.47
Economic book value per common share	$ 13.11	$ 12.94	$ 16.05	$ 17.61	$ 19.52

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period common stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Condensed Income Statement History

	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
Interest Income	12,143	15,587	22,792	60,555	27,109	29,702	30,148	28,585	115,544
Interest Expense	1,846	2,599	6,199	11,476	10,170	13,271	18,408	21,175	63,024
NET INTEREST INCOME	**10,297**	**12,988**	**16,593**	**49,079**	**16,939**	**16,431**	**11,740**	**7,410**	**52,520**
Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS	(10,224)	(7,144)	14,730	(4,926)	26,416	12,718	17,290	(65,141)	(8,717)
Net unrealized gain (loss) on mortgage loans, debt at fair value option, and derivative contracts	4,813	6,821	(18,543)	(2,392)	(80,181)	(73,985)	(100,855)	53,268	(201,753)
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	**(5,411)**	**(323)**	**(3,813)**	**(7,318)**	**(53,765)**	**(61,267)**	**(83,565)**	**(11,873)**	**(210,470)**
Operating expenses	1,409	4,475	4,529	11,439	5,409	4,334	5,118	1,790	16,651
Stock compensation	-	-	1,715	1,715	871	968	3,340	574	5,753
Securitization costs	-	-	-	-	2,019	-	1,115	3	3,137
Management fee incurred with affiliate	1,250	1,846	1,879	5,894	1,873	2,006	1,951	1,969	7,799
EXPENSES	**2,659**	**6,321**	**8,123**	**19,048**	**10,172**	**7,308**	**11,524**	**4,336**	**33,340**
INCOME (LOSS) BEFORE TAXES	**2,227**	**6,344**	**4,657**	**22,713**	**(46,998)**	**(52,144)**	**(83,349)**	**(8,799)**	**(191,290)**
Income tax expense (benefit)	-	-	1,600	1,600	(3,457)	-	-	-	(3,457)
NET INCOME (LOSS)	**2,227**	**6,344**	**3,057**	**21,113**	**(43,541)**	**(52,144)**	**(83,349)**	**(8,799)**	**(187,833)**
Preferred dividends	(4)	(4)	(4)	(15)	(4)	(4)	(4)	(2)	(14)
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	**2,223**	**6,340**	**3,053**	**21,098**	**(43,545)**	**(52,148)**	**(83,353)**	**(8,801)**	**(187,847)**
Other comprehensive income (loss)	3,085	1,818	(1,394)	4,039	(12,987)	11,235	(10,227)	(12,148)	(24,127)
TOTAL COMPREHENSIVE INCOME (LOSS)	**5,308**	**8,158**	**1,659**	**25,137**	**(56,532)**	**(40,913)**	**(93,580)**	**(20,949)**	**(211,974)**

Balance Sheet History

	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
Assets:									
Residential Mortgage Loans - at fair value	529,329	723,139	1,061,912	1,061,912	1,103,773	1,279,341	1,069,476	770,982	770,982
Residential mortgage loans in securitization trusts - at fair value	-	319,812	667,365	667,365	1,077,967	982,579	1,062,585	1,027,442	1,027,442
Commercial mortgage loans - at fair value	6,464	7,936	18,664	18,664	20,704	20,196	9,554	9,458	9,458
RMBS - at fair value	723,368	621,670	485,634	485,634	491,287	922,859	1,068,672	1,055,338	1,055,338
CMBS - at fair value	11,943	11,349	10,756	10,756	10,055	8,982	8,857	6,111	6,111
U.S. Treasury Securities - at fair value	274,992	80,000	249,999	249,999	349,992	-	-	-	-
Cash and cash equivalents	28,893	49,177	40,801	40,801	90,445	16,100	20,549	29,272	29,272
Restricted cash	4,135	3,093	11,508	11,508	5,448	5,776	8,955	10,589	10,589
Principal and interest receivable	18,445	12,313	25,984	25,984	28,012	43,030	44,272	17,497	17,497
Deferred tax asset	-	-	-	-	17,027	3,457	3,457	3,457	3,457
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	-	-	2,428	2,428	3,491	594	8,534	14,756	14,756
Other assets	2,990	7,113	2,878	2,878		1,732	851	1,310	1,310
Total Assets	**1,600,559**	**1,835,602**	**2,577,929**	**2,577,929**	**3,198,201**	**3,284,646**	**3,305,762**	**2,946,212**	**2,946,212**
Liabilities:									
Notes payable	315,079	550,752	853,408	853,408	956,165	1,102,101	906,321	639,870	639,870
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	-	290,529	616,557	616,557	1,031,200	949,442	1,048,953	1,003,485	1,003,485
Securities sold under agreements to repurchase	787,176	489,287	609,251	609,251	477,422	128,365	67,454	52,544	52,544
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	-	-	728	728	-	8,258	-	-	-
Due to broker	-	-	-	-	298,654	720,405	1,005,231	1,006,022	1,006,022
Collateral due to counterparties	-	-			8,024	-	-	-	-
Accrued expenses	581	770	442	442	530	2,584	3,328	1,288	1,288
Accrued expenses payable to affiliate	574	749	1,425	1,425	1,204	1,539	3,060	2,006	2,006
Interest payable	368	608	1,283	1,283	1,709	2,663	4,452	2,551	2,551
Income taxes payable	-	-	1,600	1,600	-	-	-	-	-
Management fee payable to affiliate	-	1,845	1,845	1,845	1,857	2,005	2,006	1,967	1,967
Total Liabilities	**1,103,778**	**1,334,540**	**2,086,539**	**2,086,539**	**2,776,765**	**2,917,362**	**3,040,805**	**2,709,733**	**2,709,733**
Equity:									
Preferred stock	101	101	101	101	101	101	101	-	-
Common stock	255	254	252	252	252	249	249	249	249
Additional paid in capital	479,542	478,723	476,510	476,510	463,088	472,356	474,830	475,379	475,379
Accumulated other comprehensive income (loss)	2,576	4,394	3,000	3,000	(9,987)	1,248	(8,979)	(21,127)	(21,127)
Retained (deficit) earnings	14,307	17,590	11,527	11,527	(32,018)	(106,670)	(201,244)	(218,022)	(218,022)
Total Stockholders Equity	**496,781**	**501,062**	**491,390**	**491,390**	**421,436**	**367,284**	**264,957**	**236,479**	**236,479**
Total Liabilities and Equity	**1,600,559**	**1,835,602**	**2,577,929**	**2,577,929**	**3,198,201**	**3,284,646**	**3,305,762**	**2,946,212**	**2,946,212**